Loans	6 Months Ended
Mar. 31, 2019
Loans
Loans

Note 9. Loans[1]

		As at	As at	As at	% Mov't	% Mov't
		31 March	30 Sept	31 March	Mar 19 -	Mar 19 -
$m	Note	2019	2018	2018	Sept 18	Mar 18
Australia
Housing		447,164	444,741	437,239	1	2
Personal[2]		22,463	22,997	23,752	(2)	(5)
Business		152,424	154,347	151,904	(1)	-
Total Australia		622,051	622,085	612,895	-	1
New Zealand
Housing		47,499	44,772	44,974	6	6
Personal[2]		1,855	1,869	1,998	(1)	(7)
Business		29,990	27,701	28,068	8	7
Total New Zealand		79,344	74,342	75,040	7	6
Total other overseas		16,539	16,077	16,371	3	1
Total loans		717,934	712,504	704,306	1	2
Provisions for expected credit losses/Provisions for impairment charges on loans	10	(3,637)	(2,814)	(2,913)	29	25
Total net loans[3,4]		714,297	709,690	701,393	1	2

[1]  The Group has adopted AASB 9 Financial Instruments and AASB 15 Revenue from Contracts with Customers from 1 October 2018.  Statutory comparatives have not been restated. Refer to Note 1 in Section 4 for further detail. However, where applicable, cash earnings comparatives (excluding expected credit loss provisioning) have been restated to aid comparability. Refer to the cash earnings policy in Section 3.0 for further detail. In addition, during First Half 2019, the Group has made a number of presentational changes to the Balance Sheet and Income Statement. Both statutory and cash earnings comparatives have been restated. Refer to Note 1 in Section 4 for further detail.

[2]  Margin lending and other have been included in Personal loans.

[3]  Total net loans include securitised loans of $8,901 million as at 31 March 2019 ($7,135 million as at 30 September 2018 and $7,436 million as at 31 March 2018). The level of securitised loans excludes loans where Westpac is the holder of related debt securities.

[4]  Total net loans include assets pledged for the covered bond programs of $37,548 million as at 31 March 2019 ($35,175 million as at 30 September 2018 and $34,106 million as at 31 March 2018).